HERSHA HOSPITALITY TRUST

                       NON-EMPLOYEE TRUSTEES' OPTION PLAN



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                                TABLE OF CONTENTS

                                                                Page

ARTICLE I DEFINITIONS.............................................1

      1.01. Board.................................................1
      1.02. Class A Common Shares.................................1
      1.03. Class B Common Shares.................................1
      1.04. Code..................................................1
      1.05. Company...............................................1
      1.06. Disabled..............................................1
      1.07. Fair Market Value.....................................1
      1.08. First Award Date......................................2
      1.09. Option................................................2
      1.09. Participant...........................................2
      1.10. Plan..................................................2
      1.11. Trustee...............................................2

ARTICLE II PURPOSES...............................................2


ARTICLE III ADMINISTRATION........................................3


ARTICLE IV SHARES SUBJECT TO PLAN.................................3

      4.01. Aggregate Limit.......................................3
      4.02. Reallocation of Shares................................3

ARTICLE V OPTION TERMS............................................4

      5.01. Grants................................................4
      5.02. Option Price and Payment..............................4
      5.03. Exercise..............................................4
      5.04. Maximum Option Period.................................6
      5.05. Limited Transferability...............................6
      5.06. Shareholder Rights....................................7
      5.07. Shares Subject to Options.............................7

ARTICLE VI ADJUSTMENT UPON CHANGE IN CLASS B COMMON SHARES........7


ARTICLE VII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES.8


ARTICLE VIII GENERAL PROVISIONS...................................8

      8.01. Unfunded Plan.........................................8
      8.02. Rules of Construction.................................9
      8.03. Notice................................................9

ARTICLE IX AMENDMENT..............................................9


ARTICLE X DURATION OF PLAN.......................................10


ARTICLE XI EFFECTIVE DATE OF PLAN................................10



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                                    ARTICLE I
                                   DEFINITIONS

1.01. Board

      Board means the Board of Trustees of the Company.

1.02. Class A Common Shares

      Class A Common Shares means the Priority Class A common shares of beneficial interest of the Company.

1.03. Class B Common Shares

      Class B Common Shares means the Class B common shares of beneficial interest of the Company.

1.04. Code

      Code means the Internal Revenue Code of 1986, as amended.

1.05. Company

      Company means Hersha Hospitality Trust, a Maryland real estate investment trust.

1.06. Disabled

      Disabled means permanently and totally disabled within the meaning of Code Section 22(e)(3).

1.07. Fair Market Value

      Fair Market Value means, on any given date, the current fair market value of a Class B Common Share as determined pursuant to subsection (a) or (b) below.

      (a) Fair Market Value shall be determined by the Board using any reasonable method in good faith.

      (b) Notwithstanding the foregoing, Fair Market Value on the First Award Date shall be the initial public offering price of the Class A Common Shares.

1.08. First Award Date

      First Award Date means the date that the registration statement relating to the Company's initial public offering of Class A Common Shares is declared effective by the Securities and Exchange Commission.

1.09. Option

      Option means an option that entitles the holder to purchase Class B Common Shares from the Company on the terms set forth in
Article V of this Plan.

1.09. Participant

      Participant means a Trustee (i) who is an "Independent Trustee" as that term is used in the registration statement relating to the Company's initial public offering of Class A Common Shares and (ii) who is a member of the Board on the First Award Date.

1.10. Plan

      Plan  means  the  Hersha   Hospitality   Trust   Non-Employee
Trustees' Option Plan.

1.11. Trustee

      Trustee means a member of the Board of Trustees of the Company.

                                   ARTICLE II
                                    PURPOSES

      The Plan is intended (i) to assist the Company in recruiting and retaining Independent Trustees and (ii) to promote a greater identity of interest between Participants and shareholders by enabling Participants to participate in the Company's future success.

                                   ARTICLE III
                                 ADMINISTRATION

      The Plan shall be administered by the Board. The Board shall have authority to grant Options upon such terms (not inconsistent with the provisions of the Plan) as the Board may consider appropriate. In addition, the Board shall have complete authority to interpret all provisions of the Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Any decision made, or action taken, by the Board in connection with the administration of the Plan shall be final and conclusive. No Trustee shall be liable for any act done in good faith with respect to the Plan. All expenses of administering the Plan shall be borne by the Company.

                                   ARTICLE IV
                             SHARES SUBJECT TO PLAN

4.01. Aggregate Limit

      A maximum of 200,000 Class B Common Shares may be issued under this Plan, subject to adjustment as provided in Article VI.

4.02. Reallocation of Shares

      If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of Class B Common Shares allocated to that Option or portion thereof may be reallocated to other Options to be granted under this Plan.

                                    ARTICLE V
                                  OPTION TERMS

5.01. Grants

     Each Participant shall be granted an Option on the First Award Date for the number of Class B Common Shares specified for the respective Participant in the following sentence. Everette G. Allen, Jr. shall receive an Option for 30,000 Class B Common Shares; Thomas S. Capello shall receive an Option for 3,000 Class B Common Shares; and Mark R. Parthemer shall receive an Option for 1,000 Class B Common Shares.

5.02. Option Price and Payment

      The price per share for Class B Common Shares purchased on the exercise of an Option shall be the Fair Market Value on the date that the Option is granted. Payment of the Option price shall be made in cash, cash equivalent acceptable to the Board, by the surrender to the Company or attestation of ownership of Class B Common Shares, or a combination thereof. If Class B Common Shares are used in payment of the Option price, the Class B Common Shares that are surrendered or that are the subject of attestation must have an aggregate Fair Market Value (determined as of the day preceding the exercise date) that, together with any cash or cash equivalent paid, is not less than the Option price for the number of Class B Common Shares for which the Option is being exercised.

 5.03. Exercise

      (a) Subject to the provisions of Article VII and Sections 5.03(b) and 5.03(c), the Options granted to Messrs. Allen and Parthemer under Section 5.01 shall become exercisable for all of the Class B Common Shares subject thereto on the first anniversary of the date the Options were granted, provided that the respective Participant is a Trustee on the first anniversary of the date his Option was granted; and the Option granted to Mr. Capello will become exercisable for one-half of the Class B Common Shares subject thereto on each of the first and second anniversaries of the date the Option was granted, provided that Mr. Capello is a Trustee on the applicable anniversary. Except as provided in Section 5.03(b), a Participant shall forfeit his Option to the extent it is not exercisable under the preceding sentence when he ceases to serve on the Board.
      (b) An Option held by a Participant who ceases to serve on the Board on account of his death or becoming Disabled will become fully exercisable as of the date such Participant ceases to serve on the Board. To the extent that an Option has become exercisable in accordance with this Section 5.03(b) or Section 5.03(a), as applicable, it may be exercised whether or not the Participant is a member of the Board on the date or dates of exercise. Once an Option has become exercisable, it may be exercised with respect to any number of whole Class B Common Shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to the remaining Class B Common Shares subject to the Option. All Options shall be evidenced by agreements that shall be subject to the applicable provisions of this Plan and to such other provisions as the Board may adopt.

     (c) Notwithstanding Section 5.03(a) or 5.03(b), an Option granted under this Plan will be exercisable only if (i) the Company obtains a per share closing price on the Class A Common Shares of $9.00 for twenty (20) consecutive trading days and (ii) the closing price per Class A Common Share for the prior trading day was $9.00 or higher.

5.04. Maximum Option Period

      The maximum period during which an Option may be exercised shall be five years from the date of grant. In the event of the Participant's death, the Option may be exercised by the Participant's estate, or by such person or persons who succeed to the Participant's rights by will or the laws of descent and distribution or to whom the Option is transferred pursuant to Section 5.05, following the Participant's death until the expiration of the Option period. The Participant's estate or such person or persons may exercise the Option with respect to all or part of the number of Class B Common Shares for which the Participant could have exercised the Option on the date of his death.

  5.05. Limited Transferability

      If requested by a Participant and agreed to by the Board, an Option granted under this Plan may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners (each person or entity, a "Permitted Transferee"), on such terms and conditions as may be permitted under Securities and Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that a Permitted Transferee may not transfer the Option except by will or the laws of descent and distribution. Except for other transfers expressly permitted under this Section 5.05, an Option granted under this Plan may be transferred only by will or by the laws of descent and distribution. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

 5.06. Shareholder Rights

      No Participant shall have any rights as a shareholder with respect to Class B Common Shares subject to his Option until the date of exercise of such Option.

5.07. Shares Subject to Options

      Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), Class B Common Shares from its previously authorized but unissued Class B Common Shares.

                                   ARTICLE VI
         ADJUSTMENT UPON CHANGE IN CLASS B COMMON SHARES

      The maximum number and the kind of shares as to which Options may be granted under this Plan and the terms of outstanding Options shall be revised as the Board shall determine to be equitably required in the event that (i) the Company (a) effects one or more share dividends, share split-ups, subdivisions or consolidation of shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event (including without limitation the Company's conversion of all Class B Common Shares into another security of the Company) which, in the judgment of the Board, necessitates such action. Any determination made under this Article VI by the Board shall be final and conclusive.

      The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares for which Options are granted or the terms of those Options (except for the conversion by the Company of all Class B Common Shares into another security of the Company, in which case the terms of, and the kind of securities subject to, outstanding Options will be appropriately adjusted).


                                   ARTICLE VII
       COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

      No Class B Common Shares shall be issued and no certificates for Class B Common Shares shall be delivered under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's Class B Common Shares or Class A Common Shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence Class B Common Shares issued under the Plan may bear such legends and statements as the Board may deem advisable to assure compliance with federal and state laws and regulations. No Class B Common Shares shall be issued and no certificate for Class B Common Shares shall be delivered under the Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

8.01. Unfunded Plan

      The Plan, insofar as it provides for awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by awards under the Plan. Any liability of the Company to any person with respect to any award to be made under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

 8.02. Rules of Construction

     Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

 8.03. Notice

      Unless specifically required by the terms of this Plan, notice to the Company's shareholders, the Participants, or any other person or entity of an action by the Board with respect to the Plan is not required before or after such action occurs.

                                   ARTICLE IX
                                    AMENDMENT

      The Board may amend the Plan from time to time or terminate the Plan at any time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of Class B Common Shares that may be issued under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Options granted under this Plan outstanding at the time such amendment is made.

                                    ARTICLE X
                                DURATION OF PLAN

      No Options may be granted under the Plan more than ten years after the date the Board approved the Plan. Options granted during the term of the Plan shall remain in effect in accordance with their terms notwithstanding the expiration or earlier termination of the Plan.

                                   ARTICLE XI
                             EFFECTIVE DATE OF PLAN

      Options may be granted under this Plan upon its adoption by the Board, but no Option will be effective or exercisable unless this Plan is approved by shareholders (at a duly held shareholders' meeting at which a quorum is present) by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, or by unanimous consent of the Company's shareholders.